UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2011

Illumina, Inc.

(Exact name of registrant as specified in its charter)

000-30361

(Commission

File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

9885 Towne Centre Drive, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

(858) 202-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2011, Illumina, Inc. issued a press release announcing financial results for the three and nine months ended October 2, 2011. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

This Form 8-K, including the exhibit hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as “filed” under, the Securities Exchange Act of 1934, as amended. The information in this report shall not be incorporated by reference into any filing of Illumina, Inc. with the Securities and Exchange Commission, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated October 25, 2011 announcing Illumina, Inc.’s financial results for the three and nine months ended October 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.

Date: October 25, 2011	By:	/s/ CHRISTIAN O. HENRY
Christian O. Henry
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated October 25, 2011 announcing Illumina, Inc.’s financial results for the three and nine months ended October 2, 2011.